As filed with the Securities and Exchange Commission on December 3, 2007
                                                     Registration No. 333-147732



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                         FORM S-8 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             FIRST ADVANTAGE BANCORP
             (exact name of registrant as specified in its charter)

           TENNESSEE                                       26-041680
----------------------------------            ----------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                               1430 MADISON STREET
                          CLARKSVILLE, TENNESSEE 37040


                                 (931) 552-6176
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                           FIRST FEDERAL SAVINGS BANK
                         401(K) AND PROFIT SHARING PLAN
                            (Full Title of the Plans)
                   ------------------------------------------


                                               COPIES TO:
EARL O. BRADLEY, III                           GARY R. BRONSTEIN
CHIEF EXECUTIVE OFFICER                        VICTOR L. CANGELOSI
FIRST ADVANTAGE BANCORP                        MULDOON MURPHY & AGUGGIA LLP
1430 MADISON STREET                            5101 WISCONSIN AVENUE, N.W.
CLARKSVILLE, TENNESSEE  37040                  WASHINGTON, D.C.  20016
(931) 552-6176                                 (202) 362-0840
(Name, address, including zip code, and telephone number, including area code, of agent for service)

EXPLANATORY NOTE: This Post Effective Amendment No. 1 is being filed to effect revisions to the Consent of BKD LLP which was originally filed as Exhibit 23 to the First Advantage Bancorp Form S-8 Registration Statement (No. 333-147732) and is being filed hereto as revised.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, First Advantage Bancorp certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clarksville, State of Tennessee on December 3, 2007.

                                  FIRST ADVANTAGE BANCORP

                                  By: /s/ Earl  O. Bradley III
                                      -----------------------------------------
                                      Earl O. Bradley, III
                                      Chief Executive Officer and Director
                                      (duly authorized representative)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Name                                           Title
       ----                                           -----

 *                                          Chief Executive Officer and Director
------------------------------------        (principal executive officer)
Earl O. Bradley, III

 *                                          Chief Financial Officer and
------------------------------------        Corporate Secretary
Patrick C. Greenwell                        (principal accounting and financial officer)

 *                                          President and Director
------------------------------------
John T. Halliburton

 *                                          Director
------------------------------------
William G. Beach

 *
------------------------------------        Director
Dr. Vernon M. Carrigan

 *
------------------------------------        Director
Robert E. Durrett, III

 *
------------------------------------        Director
William Lawson Mabry

 *
------------------------------------        Director
William H. Orgain

 *
------------------------------------        Director
Michael E. Wallace

 *
------------------------------------        Director
David L. Watson

*Pursuant to a Power of Attorney dated November 30, 2007.

THE PLAN.

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the First Federal Savings Bank 401(k) and Profit Sharing Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clarksville, State of Tennessee on December 3, 2007.


                                        FIRST FEDERAL SAVINGS BANK 401(K) AND
                                        PROFIT SHARING PLAN



                                        By: /s/ Earl O. Bradley III
                                            -----------------------------
                                            Earl O. Bradley, III
                                            Plan Administrator